[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2001

Merrill Lynch
Large Cap
Growth Fund

Of Merrill Lynch Large Cap Series Funds, Inc.

www.mlim.ml.com

                       MERRILL LYNCH LARGE CAP GROWTH FUND

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                     Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

DEAR SHAREHOLDER

Investment Strategy

Merrill Lynch Large Cap Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among the securities found in the Russell 1000(R) Growth Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

Fiscal Year in Review

For the 12 months ended October 31, 2001 the Fund's Class A, Class B, Class C and Class D Shares had total returns of -33.89%, -34.54%, -34.56% and -33.98%, respectively. Since inception (December 22, 1999) through October 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -24.96%, -26.29%, -26.38% and -25.27%, respectively. (Fund results shown do not reflect sales charges. Complete performance information can be found on pages 4-6 of this report to shareholders.) This compares favorably to the -39.95% and -43.57% total returns for the benchmark unmanaged Russell 1000(R) Growth Index for the year ended October 31, 2001 and for the period December 31, 1999 to October 31, 2001, respectively. While absolute performance in the markets was difficult during the last year, we used the period to gain relative performance compared to our benchmarks and competitive peer groups. During the fiscal year ended October 31, 2001, the largest significant positive contributors to performance included our overweight and stock selection in health care and stock selection in industrial companies. The largest negative contributor to performance was our allocation to the consumer staples area. The largest positive contributors to performance relative to the benchmark during the last 12 months included Sun Microsystems, Inc., EMC Corporation, PacifiCare Health Systems, Inc. and Cytyc Corporation.

Based on the rallies we have seen in equity markets since their sharp declines in September, we believe that markets are reflecting the view that the current monetary and fiscal policy changes will have an effect and are giving the present economic and profits environment the benefit of the doubt. While we do not expect the current pace of the market to continue, and acknowledge that we still probably have some correction and testing ahead, we still believe that the lows of September 21, 2001 marked a major bottom in equity markets.

We are defensively positioned in the portfolio, concentrating on sectors and stocks with near-term earnings deliverability and reasonable valuations. We believe our next major decision is when to introduce more cyclicality into the portfolio in anticipation of economic and market recovery. At this time, it is our opinion that any recovery is still somewhat premature. As a result, we are above benchmark weights in consumer discretionary and health care issues, and below benchmark weights in telecommunication services, information technology and materials. We believe that small-, mid- and large-capitalization stocks are more attractive than mega cap companies, and the Portfolio reflects this position.

In Conclusion

We thank you for your investment in Merrill Lynch Large Cap Growth Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
Senior Vice President and
Portfolio Manager

December 10, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

MASTER LARGE CAP GROWTH PORTFOLIO (unaudited)

Portfolio Information as of October 31, 2001

                                                  Percent of
Ten Largest Equity Holdings                       Net Assets
General Electric Company .....................       5.7%
Pfizer Inc. ..................................       3.5
Microsoft Corporation ........................       3.4
Philip Morris Companies Inc. .................       1.9
Electronic Data Systems Corporation ..........       1.7
Lowe's Companies, Inc. .......................       1.6
First Data Corporation .......................       1.6
The Procter & Gamble Company .................       1.4
UnitedHealth Group Incorporated ..............       1.4
Johnson & Johnson ............................       1.4

                                                  Percent of
Five Largest Industries                           Net Assets
Health Care Providers & Services .............      16.9%
Pharmaceuticals ..............................      12.6
Specialty Retail .............................       9.6
Commercial Services & Supplies ...............       8.4
Health Care Equipment & Supplies .............       8.2


                                      2 & 3

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administration fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results*

                                                   6-Month           12-Month        Since Inception
As of October 31, 2001                          Total Return       Total Return       Total Return
====================================================================================================
ML Large Cap Growth Fund Class A Shares            -12.69%            -33.89%            -24.96%
----------------------------------------------------------------------------------------------------
ML Large Cap Growth Fund Class B Shares            -13.09             -34.54             -26.29
----------------------------------------------------------------------------------------------------
ML Large Cap Growth Fund Class C Shares            -13.11             -34.56             -26.38
----------------------------------------------------------------------------------------------------
ML Large Cap Growth Fund Class D Shares            -12.73             -33.98             -25.27
====================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Performance results are for a limited asset pool. The Fund's inception date is 12/22/99.

Class A and Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2001.

                                                           12/22/99**   10/00        10/01
Merrill Lynch Large Cap Growth Fund+--Class A Shares*      $ 9,475      $10,754      $7,109
Merrill Lynch Large Cap Growth Fund+--Class B Shares*      $10,000      $11,260      $7,076

                                                           12/31/99     10/00        10/01
Russell 1000 Growth Index++                                $10,000      $ 9,396      $5,643

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + ML Large Cap Growth Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes have good prospects for earnings growth.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The starting date for the Index in the graph is from 12/31/99.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/01                              -39.01%            -42.22%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                -16.31             -18.81
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/01                              -39.67%            -42.08%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                -17.17             -19.06
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.


                                      4 & 5

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

PERFORMANCE DATA (concluded)

Class C and Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2001.

                                                           12/22/99**   10/00        10/01
Merrill Lynch Large Cap Growth Fund+--Class C Shares*      $10,000      $11,250      $7,362
Merrill Lynch Large Cap Growth Fund+--Class D Shares*      $ 9,475      $10,726      $7,081

                                                           12/31/99     10/00        10/01
Russell 1000 Growth Index++                                $10,000      $ 9,396      $5,643

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + ML Large Cap Growth Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes have good prospects for earnings growth.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The starting date for the Index in the graph is from 12/31/99.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/01                              -39.61%            -40.22%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                -17.16             -17.16
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                             % Return            % Return
                                       Without Sales Charge  With Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/01                       -39.12%             -42.31%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01         -16.50              -19.01
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
LARGE CAP
GROWTH FUND              As of October 31, 2001
================================================================================================================================
Assets:                  Investment in Master Large Cap Growth Portfolio, at value (identified
                         cost--$149,533,934)  ..................................................                    $147,831,490
                         Prepaid expenses and other assets .....................................                         104,066
                                                                                                                    ------------
                         Total assets ..........................................................                     147,935,556
                                                                                                                    ------------
================================================================================================================================
Liabilities:             Payables:
                           Distributor .........................................................   $     103,203
                           Administrator .......................................................          33,523         136,726
                                                                                                   -------------
                         Accrued expenses ......................................................                          59,446
                                                                                                                    ------------
                         Total liabilities .....................................................                         196,172
                                                                                                                    ------------
================================================================================================================================
Net Assets:              Net assets ............................................................                    $147,739,384
                                                                                                                    ============
================================================================================================================================
Net Assets               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:              authorized ............................................................                    $    307,969
                         Class B Shares of Common Stock, $.10 par value, 200,000,000 shares
                         authorized ............................................................                         955,855
                         Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                         authorized ............................................................                         532,105
                         Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                         authorized ............................................................                         201,331
                         Paid-in capital in excess of par ......................................                     204,662,165
                         Accumulated realized capital losses on investments from the
                         Portfolio--net ........................................................                     (57,172,642)
                         Accumulated distributions in excess of realized capital gains on
                         investments from the Portfolio--net ...................................                         (44,955)
                         Unrealized depreciation on investments from the Portfolio--net ........                      (1,702,444)
                                                                                                                    ------------
                         Net assets ............................................................                    $147,739,384
                                                                                                                    ============
================================================================================================================================
Net Asset                Class A--Based on net assets of $23,111,727 and 3,079,688 shares
Value:                   outstanding ...........................................................                    $       7.50
                                                                                                                    ============
                         Class B--Based on net assets of $70,428,602 and 9,558,548 shares
                         outstanding ...........................................................                    $       7.37
                                                                                                                    ============
                         Class C--Based on net assets of $39,166,994 and 5,321,052 shares
                         outstanding ...........................................................                    $       7.36
                                                                                                                    ============
                         Class D--Based on net assets of $15,032,061 and 2,013,312 shares
                         outstanding ...........................................................                    $       7.47
                                                                                                                    ============
================================================================================================================================

      See Notes to Financial Statements.


                                      6 & 7

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

STATEMENT OF OPERATIONS

MERRILL LYNCH
LARGE CAP
GROWTH FUND              For the Year Ended October 31, 2001
================================================================================================================================
Investment               Net investment income allocated from the Portfolio:
Loss from the              Dividends ...........................................................                    $    713,934
Portfolio--Net:            Interest ............................................................                          67,920
                           Securities lending--net .............................................                             334
                           Expenses ............................................................                      (1,159,615)
                                                                                                                    ------------
                         Net investment loss from the Portfolio ................................                        (377,427)
                                                                                                                    ------------
================================================================================================================================
Expenses:                Account maintenance and distribution fees--Class B ....................   $     766,148
                         Account maintenance and distribution fees--Class C ....................         411,718
                         Administration fees ...................................................         321,365
                         Registration fees .....................................................          99,209
                         Transfer agent fees--Class B ..........................................          89,970
                         Printing and shareholder reports ......................................          53,729
                         Transfer agent fees--Class C ..........................................          50,399
                         Account maintenance fees--Class D .....................................          40,644
                         Transfer agent fees--Class A ..........................................          23,524
                         Transfer agent fees--Class D ..........................................          15,154
                         Offering costs ........................................................          13,045
                         Professional fees .....................................................          10,998
                         Accounting services ...................................................             566
                         Other .................................................................           6,740
                                                                                                   -------------
                         Total expenses before reimbursement ...................................       1,903,209
                         Reimbursement of expenses .............................................          (1,903)
                                                                                                   -------------
                         Total expenses after reimbursement ....................................                       1,901,306
                                                                                                                    ------------
                         Investment loss--net ..................................................                      (2,278,733)
                                                                                                                    ------------
================================================================================================================================
Realized &               Realized loss on investments from the Portfolio--net ..................                     (57,101,930)
Unrealized               Change in unrealized appreciation/depreciation on investments from
Loss from the            the Portfolio--net ....................................................                      (2,925,959)
Portfolio--Net:                                                                                                     ------------
                         Net Decrease in Net Assets Resulting from Operations ..................                    $(62,306,622)
                                                                                                                    ============
================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                  For the Period
                                                                                                      For the       December 22,
MERRILL LYNCH                                                                                        Year Ended       1999+ to
LARGE CAP                                                                                            October 31,    October 31,
GROWTH FUND              Increase (Decrease) in Net Assets:                                             2001            2000
================================================================================================================================
Operations:              Investment loss--net ..................................................   $  (2,278,733)   $   (106,792)
                         Realized gain (loss) on investments from the Portfolio--net ...........     (57,101,930)         39,496
                         Change in unrealized appreciation/depreciation on investments from the
                         Portfolio--net ........................................................      (2,925,959)      1,223,515
                                                                                                   -------------    ------------
                         Net increase (decrease) in net assets resulting from operations .......     (62,306,622)      1,156,219
                                                                                                   -------------    ------------
================================================================================================================================
Distributions to         In excess of realized gain on investments from the Portfolio--net:
Shareholders:              Class A .............................................................         (14,288)             --
                           Class B .............................................................         (11,835)             --
                           Class C .............................................................         (10,789)             --
                           Class D .............................................................          (8,043)             --
                                                                                                   -------------    ------------
                         Net decrease in net assets resulting from distributions to shareholders         (44,955)             --
                                                                                                   -------------    ------------
================================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions ....     112,585,522      95,849,220
Transactions:                                                                                      -------------    ------------
================================================================================================================================
Net Assets:              Total increase in net assets ..........................................      50,233,945      97,005,439
                         Beginning of period ...................................................      97,505,439         500,000
                                                                                                   -------------    ------------
                         End of period .........................................................   $ 147,739,384    $ 97,505,439
                                                                                                   =============    ============
================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                      8 & 9

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

FINANCIAL HIGHLIGHTS

                                                                                                            Class A
                                                                                               ----------------------------------
                                                                                                                   For the Period
                         The following per share data and ratios have been derived              For the             December 22,
MERRILL LYNCH            from information provided in the financial statements.                Year Ended             1999+ to
LARGE CAP                                                                                      October 31,           October 31,
GROWTH FUND              Increase (Decrease) in Net Assets:                                        2001                 2000
==================================================================================================================================
Per Share                Net asset value, beginning of period ................................   $  11.35             $  10.00
Operating                                                                                        --------             --------
Performance:             Investment loss--net ................................................       (.06)@@@             (.02)
                         Realized and unrealized gain (loss) on investments from the
                         Portfolio--net ......................................................      (3.78)                1.37
                                                                                                 --------             --------
                         Total from investment operations ....................................      (3.84)                1.35
                                                                                                 --------             --------
                         Less distributions in excess of realized gain on investments from the
                         Portfolio--net ......................................................       (.01)                  --
                                                                                                 --------             --------
                         Net asset value, end of period ......................................   $   7.50             $  11.35
                                                                                                 ========             ========
==============================================================================================================================
Total Investment         Based on net asset value per share ..................................    (33.89%)              13.50%@
Return:**                                                                                        ========             ========
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement++ ....................................      1.14%                1.38%*
Net Assets:                                                                                      ========             ========
                         Expenses++ ..........................................................      1.14%                4.77%*
                                                                                                 ========             ========
                         Investment loss--net ................................................      (.65%)              (1.04%)*
                                                                                                 ========             ========
==============================================================================================================================
Supplemental             Net assets, end of period (in thousands) ............................   $ 23,112             $ 18,859
Data:                                                                                            ========             ========
==============================================================================================================================

                                                                                                            Class B
                                                                                               ----------------------------------
                                                                                                                   For the Period
                         The following per share data and ratios have been derived              For the             December 22,
MERRILL LYNCH            from information provided in the financial statements.                Year Ended             1999+ to
LARGE CAP                                                                                      October 31,           October 31,
GROWTH FUND              Increase (Decrease) in Net Assets:                                        2001                 2000
=================================================================================================================================
Per Share                Net asset value, beginning of period ................................   $  11.26             $  10.00
Operating                                                                                        --------             --------
Performance:             Investment loss--net ................................................       (.14)@@@             (.01)
                         Realized and unrealized gain (loss) on investments from the
                         Portfolio--net ......................................................      (3.75)                1.27
                                                                                                 --------             --------
                         Total from investment operations ....................................      (3.89)                1.26
                                                                                                 --------             --------
                         Less distributions in excess of realized gain on investments from the
                         Portfolio--net ......................................................         --@@                 --
                                                                                                 --------             --------
                         Net asset value, end of period ......................................   $   7.37             $  11.26
                                                                                                 ========             ========
==============================================================================================================================
Total Investment         Based on net asset value per share ..................................    (34.54%)              12.60%@
Return:**
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement++ ....................................      2.17%                2.56%*
Net Assets:                                                                                      ========             ========
                         Expenses++ ..........................................................      2.17%                4.14%*
                                                                                                 ========             ========
                         Investment loss--net ................................................     (1.67%)              (1.82%)*
                                                                                                 ========             ========
==============================================================================================================================
Supplemental             Net assets, end of period (in thousands) ............................   $ 70,428             $ 47,370
Data:                                                                                            ========             ========
==============================================================================================================================

                                                                                                            Class C
                                                                                               ----------------------------------
                                                                                                                   For the Period
                         The following per share data and ratios have been derived              For the             December 22,
MERRILL LYNCH            from information provided in the financial statements.                Year Ended             1999+ to
LARGE CAP                                                                                      October 31,           October 31,
GROWTH FUND              Increase (Decrease) in Net Assets:                                        2001                 2000
=================================================================================================================================
Per Share                Net asset value, beginning of period ................................   $  11.25             $  10.00
Operating                                                                                        --------             --------
Performance:             Investment loss--net ................................................       (.14)@@@             (.01)
                         Realized and unrealized gain (loss) on investments from the
                         Portfolio--net ......................................................      (3.75)                1.26
                                                                                                 --------             --------
                         Total from investment operations ....................................      (3.89)                1.25
                                                                                                 --------             --------
                         Less distributions in excess of realized gain on investments from the
                         Portfolio--net ......................................................         --@@                 --
                                                                                                 --------             --------
                         Net asset value, end of period ......................................   $   7.36             $  11.25
                                                                                                 ========             ========
==============================================================================================================================
Total Investment         Based on net asset value per share ..................................    (34.56%)              12.50%@
Return:**                                                                                        ========             ========
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement++ ....................................      2.17%                2.56%*
Net Assets:                                                                                      ========             ========
                         Expenses++ ..........................................................      2.17%                4.16%*
                                                                                                 ========             ========
                         Investment loss--net ................................................     (1.68%)              (1.83%)*
                                                                                                 ========             ========
==============================================================================================================================
Supplemental             Net assets, end of period (in thousands) ............................   $ 39,167             $ 23,736
Data:                                                                                            ========             ========
==============================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                     10 & 11

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                           Class D
                                                                                               ----------------------------------
                                                                                                                   For the Period
                         The following per share data and ratios have been derived              For the             December 22,
MERRILL LYNCH            from information provided in the financial statements.                Year Ended             1999+ to
LARGE CAP                                                                                      October 31,           October 31,
GROWTH FUND              Increase (Decrease) in Net Assets:                                        2001                 2000
=================================================================================================================================
Per Share                Net asset value, beginning of period ................................   $  11.32             $  10.00
Operating                                                                                        --------             --------
Performance:             Investment loss--net ................................................       (.07)@@@             (.01)
                         Realized and unrealized gain (loss) on investments from the
                         Portfolio--net ......................................................      (3.78)                1.33
                                                                                                 --------             --------
                         Total from investment operations ....................................      (3.85)                1.32
                                                                                                 --------             --------
                         Less distributions in excess of realized gain on investments from the
                         Portfolio--net ......................................................         --@@                 --
                                                                                                 --------             --------
                         Net asset value, end of period ......................................   $   7.47             $  11.32
                                                                                                 ========             ========
==============================================================================================================================
Total Investment         Based on net asset value per share ..................................    (33.98%)              13.20%@
Return:**                                                                                        ========             ========
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement++ ....................................      1.38%                1.74%*
Net Assets:                                                                                      ========             ========
                         Expenses++ ..........................................................      1.38%                3.94%*
                                                                                                 ========             ========
                         Investment loss--net ................................................      (.90%)              (1.14%)*
                                                                                                 ========             ========
==============================================================================================================================
Supplemental             Net assets, end of period (in thousands) ............................   $ 15,032             $  7,540
Data:                                                                                            ========             ========
==============================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH LARGE CAP GROWTH FUND

1. Significant Accounting Policies:

Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Growth Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2001 was 99.5%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,284,423 have been reclassified between paid-in capital in excess of par and accumulated net investment loss, $115,898 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $5,690 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


                                     12 & 13

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH LARGE CAP GROWTH FUND

2. Transactions with Affiliates:

Effective January 17, 2001, the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended October 31, 2001, FAM earned fees of $321,365 of which $1,903 was waived.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                               Account              Distribution
                                           Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class B .................................       .25%                    .75%
Class C .................................       .25%                    .75%
Class D .................................       .25%                     --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A ..........................................            --        $     65
Class D ..........................................        $6,507        $170,297
--------------------------------------------------------------------------------

For the year ended October 31, 2001, MLPF&S received contingent deferred sales charges of $198,340 and $42,999 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2001 were $126,734,504 and $16,053,747, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $112,585,522 and $95,849,220 for the year ended October 31, 2001 and for the period December 22, 1999 to October 31, 2000, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2001                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         2,670,337         $ 24,819,550
Shares issued to shareholders in
reinvestment of distributions ..........             1,399               13,522
                                                ----------         ------------
Total issued ...........................         2,671,736           24,833,072
Shares redeemed ........................        (1,253,052)         (10,479,991)
                                                ----------         ------------
Net increase ...........................         1,418,684         $ 14,353,081
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Period                                         Dollar
December 22, 1999+ to October 31, 2000            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         1,676,232         $ 18,616,315
Shares redeemed ........................           (27,728)            (309,471)
                                                ----------         ------------
Net increase ...........................         1,648,504         $ 18,306,844
                                                ==========         ============
-------------------------------------------------------------------------------
+ Prior to December 22, 1999 (commencement of operations), the Fund issued 12,500 shares to FAM for $125,000.

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2001                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         7,739,509         $ 72,845,202
Shares issued to shareholders in
reinvestment of distributions ..........             1,139               10,913
                                                ----------         ------------
Total issued ...........................         7,740,648           72,856,115
Shares redeemed ........................        (2,390,103)         (19,650,262)
                                                ----------         ------------
Net increase ...........................         5,350,545         $ 53,205,853
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Period                                         Dollar
December 22, 1999+ to October 31, 2000            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         4,259,809         $ 47,630,738
Shares redeemed ........................           (64,305)            (714,238)
                                                ----------         ------------
Net increase ...........................         4,195,504         $ 46,916,500
                                                ==========         ============
-------------------------------------------------------------------------------
+ Prior to December 22, 1999 (commencement of operations), the Fund issued 12,500 shares to FAM for $125,000.

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2001                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         4,884,692         $ 45,066,872
Shares issued to shareholders in
reinvestment of distributions ..........             1,073               10,268
                                                ----------         ------------
Total issued ...........................         4,885,765           45,077,140
Shares redeemed ........................        (1,675,035)         (13,625,414)
                                                ----------         ------------
Net increase ...........................         3,210,730         $ 31,451,726
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Period                                         Dollar
December 22, 1999+ to October 31, 2000            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         2,118,468         $ 23,486,603
Shares redeemed ........................           (20,645)            (229,433)
                                                ----------         ------------
Net increase ...........................         2,097,823         $ 23,257,170
                                                ==========         ============
-------------------------------------------------------------------------------
+ Prior to December 22, 1999 (commencement of operations), the Fund issued 12,500 shares to FAM for $125,000.

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2001                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         2,277,495         $ 21,441,374
Shares issued to shareholders in
reinvestment of distributions ..........               764                7,368
                                                ----------         ------------
Total issued ...........................         2,278,259           21,448,742
Shares redeemed ........................          (930,781)          (7,873,880)
                                                ----------         ------------
Net increase ...........................         1,347,478         $ 13,574,862
                                                ==========         ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Period                                         Dollar
December 22, 1999+ to October 31, 2000            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................           663,067         $  7,478,004
Shares redeemed ........................            (9,733)            (109,298)
                                                ----------         ------------
Net increase ...........................           653,334         $  7,368,706
                                                ==========         ============
-------------------------------------------------------------------------------
+ Prior to December 22, 1999 (commencement of operations), the Fund issued 12,500 shares to FAM for $125,000.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $52,457,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


                                     14 & 15

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Merrill Lynch Large Cap Growth Fund
(One of the Series constituting Merrill Lynch
Large Cap Series Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Large Cap Growth Fund as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period December 22, 1999 (commencement of operations) to October 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Growth Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 14, 2001

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch Large Cap Growth Fund to shareholders of record on December 13, 2000, 18.79% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                    Master Large Cap Growth Portfolio
                    ---------------------------------------------------------------------------------------------------------------
                                                 Shares                                                                  Percent of
SECTOR              Industry                      Held                       Investments                        Value    Net Assets
===================================================================================================================================
Consumer            Hotels, Restaurants &        49,000   Darden Restaurants, Inc.                           $ 1,568,980       1.1%
Discretionary       Leisure                      51,000  +Harrah's Entertainment, Inc.                         1,485,630       1.0
                                                 32,000  +International Game Technology                        1,633,600       1.1
                    ---------------------------------------------------------------------------------------------------------------
                    Internet & Catalog Retail    31,000  +eBay Inc.                                            1,626,880       1.1
                    ---------------------------------------------------------------------------------------------------------------
                    Media                        37,000  +AOL Time Warner Inc.                                 1,154,770       0.8
                    ---------------------------------------------------------------------------------------------------------------
                    Multiline Retail             23,000  +BJ's Wholesale Club, Inc.                            1,167,710       0.8
                                                 26,000   Wal-Mart Stores, Inc.                                1,336,400       0.9
                    ---------------------------------------------------------------------------------------------------------------
                    Specialty Retail             37,000  +American Eagle Outfitters, Inc.                      1,013,800       0.7
                                                139,000  +AutoNation, Inc.                                     1,430,310       1.0
                                                 29,000  +AutoZone, Inc.                                       1,697,370       1.1
                                                 41,000  +Barnes & Noble, Inc.                                 1,506,750       1.0
                                                 32,000  +Best Buy Co., Inc.                                   1,756,800       1.2
                                                 71,000   Lowe's Companies, Inc.                               2,421,100       1.6
                                                 53,000   The TJX Companies, Inc.                              1,791,400       1.2
                                                 39,000   The Talbots, Inc.                                    1,111,500       0.7
                                                104,000  +Venator Group, Inc.                                  1,508,000       1.0
                    ---------------------------------------------------------------------------------------------------------------
                    Textiles & Apparel           53,000  +Columbia Sportswear Company                          1,515,270       1.0
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Consumer Discretionary (Cost--$24,788,898)    25,726,270      17.3
===================================================================================================================================
Consumer Staples    Beverages                    36,000  +Constellation Brands, Inc. (Class A)                 1,477,440       1.0
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Drug Retailing        83,000  +The Kroger Co.                                       2,030,180       1.4
                                                 36,000  +Whole Foods Market, Inc.                             1,251,000       0.8
                    ---------------------------------------------------------------------------------------------------------------
                    Personal Products            29,000   The Procter & Gamble Company                         2,139,620       1.4
                    ---------------------------------------------------------------------------------------------------------------
                    Tobacco                      59,000   Philip Morris Companies Inc.                         2,761,200       1.9
                                                 48,000   UST Inc.                                             1,613,280       1.1
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Consumer Staples (Cost--$10,791,629)          11,272,720       7.6
===================================================================================================================================
Financials          Diversified Financials       22,000   Fannie Mae                                           1,781,120       1.2
                                                 29,000   Freddie Mac                                          1,966,780       1.3
                                                 29,000   Household International, Inc.                        1,516,700       1.0
                                                 23,000   USA Education Inc.                                   1,875,880       1.3
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance                    12,000   American International Group, Inc.                     943,200       0.7
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Financials (Cost--$8,127,378)                  8,083,680       5.5
===================================================================================================================================


                                     16 & 17

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                    Master Large Cap Growth Portfolio
                    ---------------------------------------------------------------------------------------------------------------
                                                 Shares                                                                  Percent of
SECTOR              Industry                      Held                       Investments                        Value    Net Assets
===================================================================================================================================
Health Care         Biotechnology                34,000  +Genzyme Corporation                                $ 1,834,300       1.2%
                                                 45,000  +Techne Corporation                                   1,356,300       0.9
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &      34,000   Beckman Coulter Inc.                                 1,443,980       1.0
                    Supplies                     56,000   Biomet, Inc.                                         1,708,000       1.2
                                                 70,000  +Boston Scientific Corporation                        1,591,800       1.1
                                                 61,000  +Cytyc Corporation                                    1,599,420       1.1
                                                 13,000   DENTSPLY International Inc.                            584,870       0.4
                                                 30,000  +ResMed Inc.                                          1,674,000       1.1
                                                 24,000  +St. Jude Medical, Inc.                               1,704,000       1.1
                                                 32,000   Stryker Corporation                                  1,799,680       1.2
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers &      14,000   Cardinal Health, Inc.                                  939,540       0.6
                    Services                    114,000  +Caremark Rx, Inc.                                    1,527,600       1.0
                                                 91,000  +DaVita, Inc.                                         1,656,200       1.1
                                                 27,000  +Express Scripts, Inc. (Class A)                      1,105,380       0.7
                                                 52,000  +First Health Group Corp.                             1,404,000       1.0
                                                 38,000   HCA--The Healthcare Corporation                      1,507,080       1.0
                                                 44,000  +Henry Schein, Inc.                                   1,485,000       1.0
                                                 60,000  +Lincare Holdings Inc.                                1,542,000       1.0
                                                 43,000   McKesson HBOC, Inc.                                  1,590,570       1.1
                                                 70,000   Omnicare, Inc.                                       1,391,600       0.9
                                                 67,000  +Oxford Health Plans, Inc.                            1,578,520       1.1
                                                 24,000  +Quest Diagnostics Incorporated                       1,569,120       1.1
                                                 26,000  +Tenet Healthcare Corporation                         1,495,520       1.0
                                                 24,000  +Trigon Healthcare, Inc.                              1,473,360       1.0
                                                 32,000   UnitedHealth Group Incorporated                      2,104,000       1.4
                                                 30,000  +Universal Health Services, Inc. (Class B)            1,211,700       0.8
                                                 15,000  +Wellpoint Health Networks Inc.                       1,673,850       1.1
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals              21,000  +Barr Laboratories, Inc.                              1,528,800       1.0
                                                 26,000  +Forest Laboratories, Inc.                            1,933,880       1.3
                                                 69,000  +IVAX Corporation                                     1,417,950       1.0
                                                 36,000   Johnson & Johnson                                    2,084,760       1.4
                                                 44,000  +King Pharmaceuticals, Inc.                           1,715,560       1.2
                                                  3,000  +Medicis Pharmaceutical (Class A)                       173,070       0.1
                                                 43,000   Mylan Laboratories, Inc.                             1,585,410       1.1
                                                125,000   Pfizer Inc.                                          5,237,500       3.5
                                                 72,000  +SICOR Inc.                                           1,350,000       0.9
                                                 34,000  +Watson Pharmaceuticals, Inc.                         1,621,120       1.1
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Health Care (Cost--$57,812,134)               59,199,440      39.8
===================================================================================================================================
Industrials         Commercial Services &        40,000  +Apollo Group, Inc. (Class A)                         1,626,000       1.1
                    Supplies                     29,000  +The BISYS Group, Inc.                                1,508,580       1.0
                                                 33,000  +CSG Systems International, Inc.                      1,031,580       0.7
                                                 67,000  +Concord EFS, Inc.                                    1,833,790       1.2
                                                 35,000   First Data Corporation                               2,364,950       1.6
                                                 48,000   H & R Block, Inc.                                    1,635,840       1.1
                                                 39,000   Pitney Bowes Inc.                                    1,429,740       1.0
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates    232,000   General Electric Company                             8,447,120       5.7
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Industrials (Cost--$23,028,292)               19,877,600      13.4
===================================================================================================================================
Information         Communications Equipment     80,000  +Advanced Fibre Communications, Inc.                  1,490,400       1.0
Technology                                       44,000  +Cisco Systems, Inc.                                    744,480       0.5
                                                 48,000  +Digital Lightwave, Inc.                                289,440       0.2
                                                 37,000   Harris Corporation                                   1,268,360       0.8
                    ---------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals       9,000   International Business Machines Corporation            972,630       0.6
                                                 86,000  +Storage Technology Corporation                       1,614,220       1.1
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &       34,000  +Tech Data Corporation                                1,451,460       1.0
                    Instruments
                    ---------------------------------------------------------------------------------------------------------------
                    IT Consulting & Services     39,000   Electronic Data Systems Corporation                  2,510,430       1.7
                                                 99,000  +Unisys Corporation                                     884,070       0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductor Equipment &    73,000  +Credence Systems Corporation                           992,800       0.7
                    Products                     84,000   Intel Corporation                                    2,051,280       1.4
                    ---------------------------------------------------------------------------------------------------------------
                    Software                     41,000   Autodesk, Inc.                                       1,362,020       0.9
                                                 47,000   Computer Associates International, Inc.              1,453,240       1.0
                                                122,000  +Compuware Corporation                                1,254,160       0.8
                                                 86,000  +Microsoft Corporation                                5,000,900       3.4
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Information Technology (Cost--$24,271,343)    23,339,890      15.7
===================================================================================================================================
Utilities           Electric Utilities           29,000   Black Hills Corporation                                796,340       0.5
                    ---------------------------------------------------------------------------------------------------------------
                                                          Total Utilities (Cost--$1,175,045)                     796,340       0.5
===================================================================================================================================
                                                          Total Investments (Cost--$149,994,719)             148,295,940      99.8
===================================================================================================================================

                                                  Face
                                                 Amount                 Short-Term Securities
===================================================================================================================================
                    Commercial Paper*          $179,000   General Motors Acceptance Corp., 2.73% due
                                                          11/01/2001                                             179,000       0.1
===================================================================================================================================
                                                          Total Short-Term Securities (Cost--$179,000)           179,000       0.1
===================================================================================================================================
                    Total Investments (Cost--$150,173,719)                                                   148,474,940      99.9
                    Other Assets Less Liabilities                                                                176,663       0.1
                                                                                                            ------------     -----
                    Net Assets                                                                              $148,651,603     100.0%
                                                                                                            ============     =====
===================================================================================================================================

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.

      See Notes to Financial Statements.


                                     18 & 19

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

STATEMENT OF ASSETS AND LIABILITIES

MASTER LARGE CAP
GROWTH PORTFOLIO    As of October 31, 2001
===================================================================================================================================
Assets:             Investments, at value (including securities loaned of $2,228,150)
                    (identified cost--$150,173,719) ...................................................                $148,474,940

                    Investments held as collateral for loaned securities, at value ....................                   2,315,000
                    Cash                                                                                                        446
                    Receivables:
                      Securities sold .................................................................   $ 1,977,090
                      Contributions ...................................................................       724,282
                      Dividends .......................................................................        24,810
                      Loaned securities ...............................................................           257     2,726,439
                                                                                                          -----------
                    Prepaid expenses ..................................................................                      17,490
                                                                                                                       ------------
                    Total assets ......................................................................                 153,534,315
                                                                                                                       ------------
===================================================================================================================================
Liabilities:        Collateral on securities loaned, at value .........................................                   2,315,000
                    Payables:
                      Securities purchased ............................................................     1,839,186
                      Withdrawals .....................................................................       587,297
                      Investment adviser ..............................................................        67,456     2,493,939
                                                                                                          -----------
                    Accrued expenses and other liabilities ............................................                      73,773
                                                                                                                       ------------
                    Total liabilities .................................................................                   4,882,712
                                                                                                                       ------------
===================================================================================================================================
Net Assets:         Net assets ........................................................................                $148,651,603
                                                                                                                       ============
===================================================================================================================================
Net Assets          Partners' capital .................................................................                $150,350,382
Consist of:         Unrealized depreciation on investments--net .......................................                  (1,698,779)
                                                                                                                       ------------
                    Net assets ........................................................................                $148,651,603
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MASTER LARGE CAP
GROWTH PORTFOLIO    For the Year Ended October 31, 2001
===================================================================================================================================
Investment          Dividends .........................................................................                $    717,193
Income:             Interest and discount earned ......................................................                      68,201
                    Securities lending--net ...........................................................                         336
                                                                                                                       ------------
                    Total income ......................................................................                     785,730
                                                                                                                       ------------
===================================================================================================================================
Expenses:           Investment advisory fees ..........................................................    $ 873,576
                    Accounting services ...............................................................      158,650
                    Professional fees .................................................................       61,619
                    Custodian fees ....................................................................       48,839
                    Trustees' fees and expenses .......................................................       15,420
                    Printing and shareholder reports ..................................................        4,733
                    Pricing fees ......................................................................          900
                    Other .............................................................................        1,070
                                                                                                          -----------
                    Total expenses ....................................................................                   1,164,807
                                                                                                                       ------------
                    Investment loss--net ..............................................................                    (379,077)
                                                                                                                       ------------
===================================================================================================================================
Realized &          Realized loss on investments--net .................................................                 (57,330,407)
Unrealized Loss on  Change in unrealized appreciation/depreciation on investments--net ................                  (2,948,866)
Investments--Net:                                                                                                      ------------
                    Net Decrease in Net Assets Resulting from Operations ..............................                $(60,658,350)
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements.


                                     20 & 21

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                          For the     December 22,
                                                                                                        Year Ended      1999+ to
MASTER LARGE CAP                                                                                       October 31,     October 31,
GROWTH PORTFOLIO    Increase (Decrease) in Net Assets:                                                     2001           2000
==================================================================================================================================
Operations:         Investment loss--net ..........................................................   $    (379,077)  $    (58,294)
                    Realized gain (loss) on investments--net ......................................     (57,330,407)        93,566
                    Change in unrealized appreciation on investments--net .........................      (2,948,866)     1,250,087
                                                                                                      -------------   ------------
                    Net increase (decrease) in net assets resulting from operations ...............     (60,658,350)     1,285,359
                                                                                                      -------------   ------------
==================================================================================================================================
Capital             Proceeds from contributions ...................................................     164,918,603     97,405,983
Transactions:       Fair value of withdrawals .....................................................     (53,733,811)    (1,566,181)
                                                                                                      -------------   ------------
                    Net increase in net assets derived from capital transactions ..................     111,184,792     95,839,802
                                                                                                      -------------   ------------
==================================================================================================================================
Net Assets:         Total increase in net assets ..................................................      50,526,442     97,125,161
                    Beginning of period ...........................................................      98,125,161      1,000,000
                                                                                                      -------------   ------------
                    End of period .................................................................   $ 148,651,603   $ 98,125,161
                                                                                                      =============   ============
==================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                     For the Period
                                                                                                          For the     December 22,
                                                                                                        Year Ended      1999+ to
MASTER LARGE CAP    The following ratios have been derived from                                        October 31,     October 31,
GROWTH PORTFOLIO    information provided in the financial statements.                                      2001           2000
==================================================================================================================================
Ratios to Average   Expenses, net of reimbursement ................................................            .73%          1.30%*
Net Assets:                                                                                               =========       ========
                    Expenses ......................................................................            .73%          1.82%*
                                                                                                          =========       ========
                    Investment loss--net ..........................................................           (.24%)         (.75%)*
                                                                                                          =========       ========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ......................................       $ 148,652       $ 98,125
Data:                                                                                                     =========       ========
                    Portfolio turnover ............................................................         230.34%         94.75%
                                                                                                          =========       ========
==================================================================================================================================

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MASTER LARGE CAP GROWTH PORTFOLIO

1. Significant Accounting Policies:

Master Large Cap Growth Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                     22 & 23

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER LARGE CAP GROWTH PORTFOLIO

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of October 31, 2001, no debt securities were held by the Portfolio.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, the Portfolio typically receives the income on both the loaned securities and the collateral and, as a result, the Portfolio's yield may increase. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. Prior to January 17, 2001, the annual rate was .75%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2001, QA Advisors received $218 in securities lending agent fees.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Portfolio reimbursed FAM an aggregate of $29,674 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $475,375,186 and $356,912,067, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized losses as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                            Gains (Losses)            Losses
--------------------------------------------------------------------------------
Long-term investments .............          $(57,330,423)          $(1,698,779)
Short-term investments ............                    16                    --
                                             ------------           -----------
Total .............................          $(57,330,407)          $(1,698,779)
                                             ============           ===========
--------------------------------------------------------------------------------

As of October 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,487,070, of which $8,805,974 related to appreciated securities and $15,293,044 related to depreciated securities. At October 31, 2001, the aggregate cost of investments for Federal income tax purposes was $154,962,010.

4. Short-Term Borrowings:

The Portfolio along with certain other funds managed by FAM and its affiliates, is party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended October 31, 2001.


                                     24 & 25

                           Merrill Lynch Large Cap Growth Fund, October 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master Large Cap Growth Portfolio
(One of the Series constituting Master Large
Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Growth Portfolio as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period December 22, 1999 (commencement of operations) to October 31, 2000. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Large Cap Growth Portfolio as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 14, 2001

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll, Jr., Senior Vice President and Portfolio Manager
Linda J. Gardner, Vice President
Philip E. Laverson, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                     26 & 27

[LOGO] Merrill Lynch  Investment Managers
                      [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Large Cap Growth Fund of
Merrill Lynch Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper           #CAPGROW--10/01